Intangible Assets, Net - Summary of Estimated Aggregate Amortization Expenses (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2025	¥ 56,746
2026	54,837
2027	53,962
2028	52,594
2029	51,221
Thereafter	124,117
Total	¥ 393,477	$ 53,906	¥ 449,904